Exhibit 99.1

Deloitte & Touche LLP
Suite 301
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

Global Lending Services LLC

1200 Brookfield Boulevard

Greenville, South Carolina 29607

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile loans in connection with the proposed offering of GLS Auto Receivables Issuer Trust 2024- 1, Automobile Receivables-Backed Notes. Global Lending Services LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, BMO Capital Markets Corp., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC (together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 2, 2024, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of December 31, 2023, with respect to 22,614 automobile loans (the “Statistical Loan File”). At the Company’s instruction, we randomly selected 150 automobile loans from the Statistical Loan File (the “Sample Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

	Characteristics
1.	Vehicle identification number (“VIN”)	7.	Vehicle model
2.	Origination date	8.	Vehicle model year
3.	Original amount financed	9.	Borrower state
4.	Original term to maturity	10.	Original monthly P&I payment
5.	Original annual percentage rate (“APR”)	11.	Model type (new/used)
6.	Vehicle make	12.	FICO score

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We compared Characteristics 1. through 8. to the corresponding information set forth on the Installment Sales Contract or the Revised Truth-in-Lending Disclosure (collectively, the “Contract”) and to the Company’s loan servicing system (the “Servicing System”).

We compared Characteristic 9. to the corresponding information set forth on the Servicing System.

We compared Characteristics 10. and 11. to the corresponding information set forth on the Contract or the “Welcome Letter” and to the Company’s loan origination system (the “Origination System”).

We compared Characteristic 12. to the corresponding information set forth on the Origination System.

Further, we compared Characteristic 1. to the Title Certificate or Application for Title (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 10., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the original monthly P&I payment set forth on the Statistical Loan File when compared to the original monthly P&I payment set forth on the Origination System. For these Sample Loans, we were instructed to perform an additional procedure and compare the original monthly P&I payment set forth on the Statistical Loan File to the corresponding information set forth the Company’s Servicing System. Further, differences of $2.00 or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 12., in those instances where we observed both a borrower and co-borrower FICO score on the Origination System, we compared the higher FICO score, as set forth on the Origination System, to the FICO score set forth on the Statistical Loan File.

In addition to the procedures described above, for each of the Sample Loans, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”) for those Sample Loans not originated or refinanced on a specified platform, as indicated by representatives of the Company;

•	a Credit Bureau Report for the borrower and co-borrower (if applicable) (as set forth on the Origination System);

•	a Truth-in-Lending Disclosure Statement; and

•	the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 25, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 25, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Loans:

8000001939
8000002131
8000002440

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.